Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES RECORD RESULTS FOR FOURTH QUARTER 2006

Results Exceed Previously Issued Guidance; Company Provides Initial 2007 Guidance

Westlake Village, CA – February 21, 2007 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the fourth quarter and fiscal year ended December 31, 2006. Revenue, adjusted-EBITDA1 and diluted net income per common share for the quarter exceeded previously issued guidance.

“The successful integration of our 2005 acquisitions helped us generate another year of strong performance in 2006, including a fourth quarter with 38 percent year-over-year revenue growth and record revenue, net income and adjusted-EBITDA,” said James Zarley, chairman and chief executive officer of ValueClick. “The leadership positions we have built in performance marketing solutions and value-added online networks give us confidence to anticipate continued strong growth and healthy margins in 2007.”

Fourth Quarter and Fiscal Year 2006 Results
The Company’s income tax expense and resulting net income and diluted net income per common share for the fourth quarter and fiscal year 2006 are preliminary and subject to change based upon the completion of the Company’s final year-end tax-related procedures.

Revenue for the fourth quarter of 2006 was a record $160.4 million, above the high end of the Company’s previously issued guidance and an increase of $43.8 million, or 38 percent, from $116.6 million for the fourth quarter of 2005. Fourth quarter 2006 results include one month of operations from Shopping.net, acquired in December 2006, which was immaterial.

Income before income taxes for the fourth quarter of 2006 was a record $38.5 million compared to $24.7 million for the fourth quarter of 2005. Adjusted-EBITDA for the fourth quarter of 2006 was a record $46.1 million, above the high end of the Company’s previously issued guidance and an increase of $12.4 million, or 37 percent, from $33.7 million for the fourth quarter of 2005.

Net income for the fourth quarter of 2006 was $22.1 million, or $0.22 per diluted common share, compared to $14.2 million, or $0.14 per diluted common share, for the fourth quarter of 2005. Fourth quarter 2006 diluted net income per common share exceeded the high end of the Company’s previously issued guidance range by $0.04.

For the fiscal year ended December 31, 2006, ValueClick reported revenue of $545.6 million, an increase of $241.6 million, or 79 percent, from revenue of $304.0 million for fiscal year 2005. Assuming acquisitions in 2005 and 2006 had been completed on January 1, 2005, year-over-year organic revenue growth was 34 percent for fiscal year 20062.

Fiscal year 2006 income before taxes was $110.1 million compared to $69.5 million for fiscal year 2005. Fiscal year 2006 adjusted-EBITDA was $145.1 million compared to $85.6 million for fiscal year 2005. Net income for fiscal year 2006 was $63.1 million, or $0.62 per diluted common share, compared to $40.6 million, or $0.45 per diluted common share, for fiscal year 2005. Fiscal year 2006 net income includes $8.0 million of stock-based compensation expense, net of tax, largely due to the impact of SFAS 123R. Stock-based compensation expense reduced fiscal year 2006 diluted net income per common share by $0.08.

The consolidated balance sheet as of December 31, 2006 includes $282 million in cash, cash equivalents and marketable securities, approximately $640 million in total stockholders’ equity and no long-term debt. In fiscal year 2006, the Company repurchased 6.9 million shares of its outstanding common stock for $103.4 million.

Starting with its fourth quarter 2006 results, ValueClick is providing operating results across four worldwide reporting segments: Media; Comparison Shopping; Affiliate Marketing; and Technology. For comparative information purposes, the Company has included segment financial performance for the past eight quarters at the end of this press release.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

2 Please see Note 1 of the Condensed Consolidated Statements of Operations for the Year Ended December 31, 2006 for additional information.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation expense may differ from these estimates based on the timing and amount of options granted, the assumptions used in option valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Today, ValueClick is providing its initial fiscal year 2007 guidance ranges:

Fiscal Year 2007	Initial Guidance
Revenue	$645-$665 million
Adjusted-EBITDA	$175-$180 million
Diluted net income per common share	$0.78-$0.80

Fiscal year 2007 guidance for diluted net income per common share includes a reduction of $0.11 per diluted common share for stock-based compensation expense, and assumes a 42.5 percent effective tax rate.

Additionally, ValueClick is announcing guidance for the first quarter of 2007:

First Quarter 2007	Guidance
Revenue	$148-$149 million
Adjusted-EBITDA	$38-$39 million
Diluted net income per common share	$0.17

First quarter 2007 diluted net income per common share guidance includes a reduction of $0.02 per diluted common share for stock-based compensation expense and assumes a 42.5 percent effective tax rate.

Conference Call Today
James Zarley, chairman and chief executive officer, and Sam Paisley, chief administrative officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the fourth quarter during a conference call and webcast on February 21, 2007 at 1:30PM PT. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com).

The live webcast and other information of potential interest to investors will be available to the public in the Investor Relations section of the Company’s website (www.valueclick.com). Replay information will be available for seven days after the call and may be accessed at (888) 203-1112 for domestic callers and (719) 457-0820 for international callers. The passcode is 4871755.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, lead generation, ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, trends in online advertising spending and estimates of future online performance-based advertising. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 31, 2006 and an amendment to its annual report on Form 10-K/A filed on April 21, 2006; recent quarterly reports on Form 10-Q and Form 10-Q/A; and other current reports on Form 8-K. ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	(Unaudited)
	(Note 1)
	2006	2005
Revenue	$160,436	$116,607
Cost of revenue	47,789	39,270

Gross profit	112,647	77,337
Operating expenses:
Sales and marketing (Note 2)	47,620	27,207
General and administrative (Note 2)	15,594	13,341
Technology (Note 2)	8,183	7,356
Amortization of intangible assets	5,234	6,387
Restructuring benefit, net	—	(77)

Total operating expenses	76,631	54,214

Income from operations	36,016	23,123
Interest income, net	2,440	1,610

Income before income taxes	38,456	24,733
Income tax expense (Note 3)	16,351	10,541

Net income	$22,105	$14,192

Basic net income per common share	$0.22	$0.14

Weighted-average shares used to compute basic net income per common share	98,567	101,177

Diluted net income per common share	$0.22	$0.14

Weighted-average shares used to compute diluted net income per common share	100,175	105,390

Note 1 – The condensed consolidated statements of operations include the results of Shopping.net from acquisition consummation date (December 1, 2006). Had this transaction been completed as of January 1, 2005, on an unaudited pro-forma basis, revenue would have been $161.2 million and $117.1 million, and net income would have been $21.9 million, or $0.22 per diluted common share, and $13.8 million, or $0.13 per diluted common share, for the three-month periods ended December 31, 2006 and December 31, 2005, respectively. These unaudited pro-forma results are for information purposes only, are not necessarily indicative of what the actual results would have been had this transaction occurred on January 1, 2005, and are not necessarily indicative of future results.

Note 2 – Includes stock-based compensation expense as follows (the increase in 2006 compared to 2005 is primarily due to the adoption of SFAS 123R):

	Three-month Period
	Ended December 31,
	(Unaudited)
	2006	2005
Sales and marketing	$835	$744
General and administrative	1,231	321
Technology	366	788

Total stock-based compensation expense	$2,432	$1,853

Note 3 – The Company’s income tax expense for the quarter ended December 31, 2006 is preliminary and subject to change based upon the completion of the Company’s final year-end tax-related procedures.

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended
	December 31,
	(Unaudited)
	(Note 1)
	2006	2005
Revenue	$545,616	$304,007
Cost of revenue	167,861	88,839

Gross profit	377,755	215,168
Operating expenses:
Sales and marketing (Note 2)	162,905	75,640
General and administrative (Note 2)	58,128	40,908
Technology (Note 2)	32,797	22,137
Amortization of intangible assets	21,801	12,179
Restructuring benefit, net	—	(73)

Total operating expenses	275,631	150,791

Income from operations	102,124	64,377
Interest income, net	8,005	5,077

Income before income taxes	110,129	69,454
Income tax expense (Note 3)	47,000	28,810

Net income	$63,129	$40,644

Basic net income per common share	$0.63	$0.46

Weighted-average shares used to compute basic net income per common share	99,600	87,722

Diluted net income per common share	$0.62	$0.45

Weighted-average shares used to compute diluted net income per common share	101,721	90,857

Note 1 – The condensed consolidated statements of operations include the results of E-Babylon, Webclients, Fastclick, and Shopping.net from the beginning of the accounting period nearest to their acquisition consummation dates (June 13, 2005, June 24, 2005, September 29, 2005, and December 1, 2006, respectively). Had these transactions been completed as of January 1, 2005, on an unaudited pro-forma basis, revenue would have been $549.3 million and $409.8 million, and net income would have been $62.6 million, or $0.61 per diluted common share, and $38.6 million, or $0.37 per diluted common share, for the years ended December 31, 2006 and December 31, 2005, respectively. These unaudited pro-forma results are for information purposes only, are not necessarily indicative of what the actual results would have been had these transactions occurred on January 1, 2005, and are not necessarily indicative of future results.

Note 2 – Includes stock-based compensation expense as follows (the increase in 2006 compared to 2005 is primarily due to the adoption of SFAS 123R):

	Year Ended
	December 31,
	(Unaudited)
	2006	2005
Sales and marketing	$4,429	$817
General and administrative	5,258	382
Technology	2,253	823

Total stock-based compensation expense	$11,940	$2,022

Note 3 – The Company’s income tax expense for the year ended December 31, 2006 is preliminary and subject to change based upon the completion of the Company’s final year-end tax-related procedures.

VALUECLICK, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2006	2005
Net Income	$22,105	$14,192
Less interest income, net	(2,440)	(1,610)
Plus income tax expense	16,351	10,541
Plus amortization of intangible assets	5,234	6,387
Plus depreciation and leasehold amortization	2,413	2,325
Plus stock-based compensation	2,432	1,853

Adjusted-EBITDA	$46,095	$33,688

	Year Ended
	December 31,
	(Unaudited)
	2006	2005
Net Income	$63,129	$40,644
Less interest income, net	(8,005)	(5,077)
Plus income tax expense	47,000	28,810
Plus amortization of intangible assets	21,801	12,179
Plus depreciation and leasehold amortization	9,264	7,067
Plus stock-based compensation	11,940	2,022

Adjusted-EBITDA	$145,129	$85,645

Note 1 – “Adjusted-EBITDA” (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation expense which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management always uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(Prior periods have been restated for new reporting segmentation adopted in the fourth quarter of 2006. Amounts in thousands)

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	(Unaudited)		(Unaudited)
	2006	2005	2006	2005

Media:
Revenue	$111,647	$77,926	$382,973	$164,835
Cost of revenue	39,763	33,973	141,457	66,966

Gross profit	71,884	43,953	241,516	97,869
Operating expenses	43,557	24,638	147,323	59,559

Segment income from operations	$28,327	$19,315	$94,193	$38,310

Comparison Shopping:
Revenue	$8,849	$5,938	$26,217	$17,295
Cost of revenue	903	222	2,165	664

Gross profit	7,946	5,716	24,052	16,631
Operating expenses	5,904	4,421	20,976	14,597

Segment income from operations	$2,042	$1,295	$3,076	$2,034

Affiliate Marketing:
Revenue	$32,728	$26,694	$112,150	$95,791
Cost of revenue	6,047	4,004	19,770	17,116

Gross profit	26,681	22,690	92,380	78,675
Operating expenses	8,342	8,346	34,474	33,714

Segment income from operations	$18,339	$14,344	$57,906	$44,961

Technology:
Revenue	$7,686	$6,405	$25,714	$27,015
Cost of revenue	1,372	1,361	5,396	5,275

Gross profit	6,314	5,044	20,318	21,740
Operating expenses	3,239	3,096	12,696	12,437

Segment income from operations	$3,075	$1,948	$7,622	$9,303

Total segment income from operations	$51,783	$36,902	$162,797	$94,608
Corporate expenses	(8,101)	(5,616)	(26,932)	(16,103)
Stock-based compensation	(2,432)	(1,853)	(11,940)	(2,022)
Amortization of intangible assets	(5,234)	(6,387)	(21,801)	(12,179)
Restructuring benefit (expense), net	—	77	—	73

Consolidated income from operations	$36,016	$23,123	$102,124	$64,377

Reconciliation of segment revenue to consolidated revenue:
Media	$111,647	$77,926	382,973	$164,835
Comparison Shopping	8,849	5,938	26,217	17,295
Affiliate Marketing	32,728	26,694	112,150	95,791
Technology	7,686	6,405	25,714	27,015
Inter-segment eliminations	(474)	(356)	(1,438)	(929)

Consolidated revenue	$160,436	$116,607	$545,616	$304,007

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(Prior periods have been restated for new reporting segmentation adopted in the fourth quarter of 2006. Amounts in thousands)

	Three-month Period Ended
	(Unaudited)
	March 31,	June 30,	September 30,	December 31,
	2005	2005	2005	2005
Media:
Revenue	$17,042	$21,810	$48,057	$77,926
Cost of revenue	7,534	8,458	17,001	33,973

Gross profit	9,508	13,352	31,056	43,953
Operating expenses	6,739	9,302	18,880	24,638

Segment income from operations	$2,769	$4,050	$12,176	$19,315

Comparison Shopping:
Revenue	$3,640	$3,607	$4,110	$5,938
Cost of revenue	102	155	185	222

Gross profit	3,538	3,452	3,925	5,716
Operating expenses	2,628	3,862	3,686	4,421

Segment income from operations	$910	$(410)	$239	$1,295

Affiliate Marketing:
Revenue	$23,508	$22,276	$23,313	$26,694
Cost of revenue	4,344	4,524	4,244	4,004

Gross profit	19,164	17,752	19,069	22,690
Operating expenses	7,932	8,546	8,890	8,346

Segment income from operations	$11,232	$9,206	$10,179	$14,344

Technology:
Revenue	$7,290	$7,114	$6,206	$6,405
Cost of revenue	1,391	1,254	1,269	1,361

Gross profit	5,899	5,860	4,937	5,044
Operating expenses	3,260	3,293	2,788	3,096

Segment income from operations	$2,639	$2,567	$2,149	$1,948

Total segment income from operations	$17,550	$15,413	$24,743	$36,902
Corporate expenses	(3,703)	(3,014)	(3,770)	(5,616)
Stock-based compensation	(54)	(45)	(70)	(1,853)
Amortization of intangible assets	(1,237)	(1,448)	(3,107)	(6,387)
Restructuring benefit (expense), net	202	(206)	—	77

Consolidated income from operations	$12,758	$10,700	$17,796	$23,123

Reconciliation of segment revenue to consolidated revenue:
Media	$17,042	$21,810	$48,057	$77,926
Comparison Shopping	3,640	3,607	4,110	5,938
Affiliate Marketing	23,508	22,276	23,313	26,694
Technology	7,290	7,114	6,206	6,405
Inter-segment eliminations	(66)	(235)	(272)	(356)

Consolidated revenue	$51,414	$54,572	$81,414	$116,607

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(Prior periods have been restated for new reporting segmentation adopted in the fourth quarter of 2006. Amounts in thousands)

	Three-month Period Ended
	(Unaudited)
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006
Media:
Revenue	$79,385	$93,542	$98,399	$111,647
Cost of revenue	33,736	36,240	31,718	39,763

Gross profit	45,649	57,302	66,681	71,884
Operating expenses	27,054	34,416	42,296	43,557

Segment income from operations	$18,595	$22,886	$24,385	$28,327

Comparison Shopping:
Revenue	$5,546	$5,948	$5,874	$8,849
Cost of revenue	293	460	509	903

Gross profit	5,253	5,488	5,365	7,946
Operating expenses	5,373	4,972	4,727	5,904

Segment income from operations	$(120)	$516	$638	$2,042

Affiliate Marketing:
Revenue	$26,862	$25,160	$27,400	$32,728
Cost of revenue	4,111	4,328	5,284	6,047

Gross profit	22,751	20,832	22,116	26,681
Operating expenses	8,863	8,218	9,051	8,342

Segment income from operations	$13,888	$12,614	$13,065	$18,339

Technology:
Revenue	$5,775	$5,728	$6,525	$7,686
Cost of revenue	1,325	1,325	1,374	1,372

Gross profit	4,450	4,403	5,151	6,314
Operating expenses	3,082	3,130	3,245	3,239

Segment income from operations	$1,368	$1,273	$1,906	$3,075

Total segment income from operations	$33,731	$37,289	$39,994	$51,783
Corporate expenses	(8,612)	(3,476)	(6,743)	(8,101)
Stock-based compensation	(3,320)	(3,196)	(2,992)	(2,432)
Amortization of intangible assets	(5,655)	(5,450)	(5,462)	(5,234)
Restructuring benefit (expense), net	—	—	—	—

Consolidated income from operations	$16,144	$25,167	$24,797	$36,016

Reconciliation of segment revenue to consolidated revenue:
Media	$79,385	$93,542	$98,399	$111,647
Comparison Shopping	5,546	5,948	5,874	8,849
Affiliate Marketing	26,862	25,160	27,400	32,728
Technology	5,775	5,728	6,525	7,686
Inter-segment eliminations	(281)	(350)	(333)	(474)

Consolidated revenue	$117,287	$130,028	$137,865	$160,436